Exhibit 10.1
AMENDMENT TO THE
WILLIAMS PARTNERS GP LLC
LONG-TERM INCENTIVE PLAN
     WHEREAS, in accordance with Section 7 of the Williams Partners GP LLC, Long-Term Incentive Plan (the “Plan”), the Board of Directors of Williams Partners GP LLC may amend the Plan;
     WHEREAS, the Board of Directors of Williams Partners GP LLC, acting in its settlor capacity, now desires to amend the Plan;
     NOW, THEREFORE, in consideration of the premises, the Plan shall be, and hereby is amended in the following respects, effective November 28, 2006:
I.
     The definition of “Committee” in Section 2 of the Plan is hereby deleted in its entirety and replaced with the following:
     “Committee’ means the Board or such other committee of the Board appointed by the Board to administer the Plan.”
II.
     The first sentence of Section 3 of the Plan is hereby deleted in its entirety and replaced with the following:
     “The Plan shall be administered by the Committee.”
III.
     Except as modified herein, the Plan shall remain in full force and effect.